UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 9, 2009

PLANGRAPHICS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-14273	84-0868815
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, Business Boulevard, Sarasota, Florida 34240

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 545-7800

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(Former Name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

As described in a registration statement we filed on Form S-4 on June 4, 2009, a registration statement filed by Integrated Freight Corporation on Form S-4 on July 27, 2009, both of which have been withdrawn, and in a Schedule 14F-1 mailed to our stockholders on October 30, 2009, we have entered into agreements to combine with Integrated Freight. These transactions were originally structured to merge us into Integrated Freight. These transactions have been restructured to provide for our acquisition of Integrated Freight as a wholly owned subsidiary followed by Integrated Freight merging into us. The restructured transaction will not require stockholder approval under Colorado or Florida law. Subsequent transactions involving a share combination (reverse stock split), a change of our corporate name to Integrated Freight Corporation and a relocation of our state of incorporation to Florida from Colorado will require notification of our stockholders in compliance with Regulation 14c under the Securities Exchange Act of 1934.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

As previously reported on Schedule 14F-1 mailed to our stockholders on October 30, 2009, we experienced a change in control of our board of directors, effective at 5:30 o’clock p.m. Central Standard Time on November 9, 2009.

Background to change of control

Integrated Freight effectively acquired 401,599,467 shares (80.2%) of our common stock on May 29, 2009 when it purchased 500 shares of our preferred stock from Nutmeg/Fortuna Fund LLLP. We sold the preferred stock to Nutmeg/Fortuna Fund on August 21, 2006 for the principal amount of $500,000. Integrated Freight paid Nutmeg/Fortuna $167,000 in the form of its one-year promissory note and 1,307,822 shares of its common stock. As issued, our preferred stock was non-voting and was redeemable only for cash in an amount equal to the principal amount plus accrued and unpaid dividends. Nutmeg/Fortuna made a request for redemption of the preferred stock on May 14, 2009, which we were obligated to honor within sixty days by payment of cash for the principal amount plus accrued and unpaid dividends of $162,573.12. Knowing that we would be unable to pay the redemption amount in cash, Nutmeg/Fortuna Fund offered to accept shares of our common stock in lieu of cash, provided that the redemption could be made only by its transferee, which was to be Integrated Freight. We reported this change in control on Form 8-K on June 1, 2009.

Transactions Planned In Connection With The Change Of Control

Integrated Freight acquired voting control of us for the purpose of causing us to merge into Integrated Freight, followed by the sale of our operating subsidiary to our sole director and chief executive officer, John C. Antenucci. A change in our board of directors was to take place at the date of the merger. Colorado law requires approval of our merger into Integrated Freight by our stockholders, which in turn requires the mailing of an information statement to all of our stockholders pursuant to Section 14(c) the Exchange Act. And, our merger into Integrated Freight requires also requires Integrated Freight to register, on Form S-4 under the Securities Act of 1933, its stock which our stockholders would receive in the merger. Integrated Freight filed a registration statement on Form S-4 on July 29, 2009, including information required by Schedule 14C pursuant to Section 14 (c) of the Exchange Act. Delays encountered and anticipated in obtaining an effective date of this registration statement, our continuing losses and Integrated Freight’s need for funding (for which it has been able obtain to commitments only on the condition that it expedite its achievement of a public market which depends on the merger) and to move forward with other available acquisitions have resulted in a restructuring of the anticipated merger transaction. This restructuring involves our acquisition of Integrated Freight, followed by Integrated Freight’s merger into us. This acquisition and the subsequent sale of our operating subsidiary to Mr. Antenucci do not require the approval of our stockholders or the filing of a registration statement under the Securities Act. We will exchange the balance of our authorized but unissued common stock, totaling 499,241,827 shares, as partial consideration for the acquisition of all the issued and outstanding shares of Integrated Freight. Integrated Freight has advised us that it intends to withdraw its pending registration statement on Form S-4. We then plan to seek approval by our stockholders, subject to compliance with Section 14 of the Exchange Act, of a share combination (reverse stock split) in a ratio of a 1 : 244.8598, a change in our name to Integrated Freight Corporation and a change in our state of incorporation to Florida. Following approval of the share combination, we will issue an additional number of shares of our common stock in final consideration for the acquisition of Integrated Freight, such that each stockholder of Integrated Freight will receive one share of our common stock for each share of Integrated Freight which they owned prior to the merger.

The following table and biographical information following it provides information about our directors and executive officers elected effective at 5:30 o’clock p.m. Central Standard Time on November 9, 2009.

NAME	AGE	POSITION
John E. Bagalay	75	Director
Paul A. Henley	50	Director, Chief Executive Officer, Chief Financial and Accounting Officer
Henry P. Hoffman	58	Director
Steven E. Lusty	48	Chief Operating Officer
Jackson L. Morris	65	Corporation Secretary
T. Mark Morris	43	Director and Chief Operating Officer of Subsidiary
Monte W. Smith	55	Director and Chief Operating Officer of Subsidiary

Biographical Information About Our Directors And Executive Officers

John E. Bagalay is one of our independent directors.

•

2005 to present– Mr. Bagalay is executive-in-residence at EuroUS Ventures LLC, a venture capital firm located in Newton, Massachusetts that invests exclusively in European based technology companies that wish to establish a US market. Our investment is committed to facilitate that expansion.

•	2003 to 2005 – He was Director of Special Projects in the Life Sciences at the Boston University Technology Commercialization Institute
•	1989 to 2003 – Mr. Bagalay was Senior Advisor to the Chancellor of Boston University from January 1998 to November 2003.
•	1989 to 1998 – He Managing Director of BU Ventures, a university venture capital company.

Mr. Bagalay is an independent director of the following publicly traded, registered companies: Wave Systems Corp. and Cytogen Corp. He serves on various committees of the boards of directors of these corporations. Mr. Bagalay earned a B.A. degree in philosophy, history and economics (1954) from Baylor University, a J.D. degree (1964) from the University of Texas at Austin and a Ph.D. degree (1957) from Yale University.

Paul A. Henley is the chairman of our board, chief executive officer, chief financial and accounting officer.

•

May 2008 to present – Mr. Henley is the founder of Integrated Freight Corporation and has served as its chairman of the board and chief executive officer since its inception. He now also serves as its chief financial and accounting officer.

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June 2002 to June 2006 - He was President of Henley Capital Group, a consulting company that worked with private companies and early stage public companies in the area of business development. He assisted companies in the following areas; writing of business plans, the preparing of budgets, corporate communications (public relations/investor relations), corporate presentations at various types of events, assisting in the development of board of directors, hiring of market makers, attorneys and auditors, merger and acquisition consulting and the planning and implementation of capital programs.

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October 2006 to May 2007 - Mr. Henley was engaged in a joint venture with Friedland Capital doing business under the name of Friedland-Henley Advisers which was engaged in developing a venture capital fund for early stage companies. Mr. Henley terminated his relationship before the fund began to raise capital.

•	June 2006 to 2007 - He was a consultant to Friedland Capital of Denver, Colorado in the areas of product development and investment seminars.

•

June 2006 - 2008 - Mr. Henley was engaged on a part time basis in planning a business to acquire trucking companies, efforts to obtain funding and efforts to identify potential acquisition targets. This activity culminated in his founding of High Point Transport, Inc. in 2006, which filed a registration statement on Form 10 in August 2007. High Point Transport acquired Cannon Freight Systems, Inc., located in Harrison Township, Michigan, in November 2007 that continued to be operated on a daily basis by its founder and president. Due to operating losses and breach of financial covenants by Cannon Freight, unforeseen and unexpected by High Point Transport at the time of acquisition, Cannon Freight was forced to cease operations in or about February 2008. This circumstance prevented High Point Transport from satisfying its covenants with Cannon Freight’s founder and selling stockholder, who as a consequence became the controlling stockholder of High Point Transport. Management of Integrated Freight believes, under the new controlling stockholder, High Point Transport also terminated its business activities in or about February 2008.

•

May 2008 to present – He is the founder of Integrated Freight Corporation and has served as its chairman of the board and chief executive officer since its inception. He now also serves as its chief financial and accounting officer.

Mr. Henley earned a B.A. degree in business management and marketing (1981) from Florida State University.

Henry P. (“Hank”) Hoffman is one of our independent directors.

•

February 2000 to May 2006 - Mr. Hoffman was founder, President & CEO, and chairman of the board of SiriCOMM, Inc. an applications service provider and wireless networking business serving the U.S. truckload industry. The company installed its VSAT-based network technology in the major truckstop chain facilities throughout the U.S. to support its applications and those of third party partners.

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June 2006 to May 2007 – He served as chairman of the board of SiriCOMM. Upon his departure in May 2007, the company subsequently changed its business model to a pure Internet service provider. The company filed for bankruptcy in 2008.

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June 2007 to present – Mr. Hoffman is President & CEO and a director of SeaBridge Freight, Inc., a tug and barge transportation company that provides short sea service between Port Manatee, FL and Brownsville, TX.

Mr. Hoffman earned his BS degree (1973) from the United States Military Academy and a MBA degree (1985) from the University of Wisconsin.

Steven E. Lusty is our chief operating officer.

•

2006 to present – Mr. Lusty owns and operates Valleytown Ventures, LLC which specializes in providing interim executive officer/turnaround consulting services in the transportation/logistics industry.  He performs implementation and integration of financial, information technology, operations enhancements, cost models, pricing standards, route utilization, driver relations, policy and procedures, regulatory and compliance, and safety.  In his consulting capacity, he provided services to High Point Transport, Inc. in 2007, subsequently in 2008 serving as the interim chief executive officer of its operating subsidiary, Cannon Freight Systems, Inc. for purposes of orderly liquidated assets, collected debts, and settled collections.  See Mr. Henley’s biographical information for more information about High Point Transport, Inc. Mr. Lusty has provided operations analysis for a restructuring firm and has analyzed numerous trucking firms’ financials and operations for acquisitions by investment firms and holding companies.

2009 to present – He has been employed by Integrated Freight.
•

1998 to 2007 – Mr. Lusty founded and operated Chromos, Inc. This company originally provided transportation brokerage, later establishing a trucking operation and making three acquisitions.  The company operated in varied freight sectors.   Chromos established six field agents in the Southeast for brokerage. In 2006, signed an agreement with XRG, Inc., a publicly traded holding company operating in the interstate trucking sector. Under the agreement, XRG was to provide back office, accounting and disbursement as an agent of Chromos.  Chromos paid XRG amounts needed for disbursement in payment of Chromos’ payables, but XRG failed to disburse those funds in payment of Chromos’ obligations, including long term debt.  Without remaining funds to pay these obligations, Chromos was forced to file for liquidation in bankruptcy. Mr. Lusty was also forced to file for bankruptcy as a result of loans he had guaranteed for Chromos.

Mr. Lusty earned a BA degree in civil engineering (1985) from Mississippi State University.

Jackson L. Morris fills the statutory position of corporation secretary as a courtesy and incidental to his services as our independent corporate and securities counsel. He has served in these capacities with Integrated Freight since inception. Mr. Morris has been engaged in the private practice of law since 1982, maintaining his own practice in the Tampa Bay area since 1993. Mr. Morris focuses his practice in corporate, securities and business transaction law. Mr. Morris earned a B.A. degree in economics from Emory University in 1966, a J.D. degree from Emory University Law School in 1969 and an LL.M. from Georgetown Law School in 1974.

T. Mark Morris is one of our directors and is the chief operating officer of one of Integrated Freight’s subsidiaries, Morris Transportation, Inc., which he founded in 1998 and has been its chief executive officer from inception to the present. Mr. Morris earned a BA degree in business administration (1988) from Ouachita Baptist University in Arkadelphia, Arizona.

Monte W. Smith isone of our directors and is the chief operating officer of one of Integrated Freight’s subsidiaries, Smith Systems Transportation, Inc., which he founded in 1992 and has been its chief executive officer from inception to the present. Mr. Smith attended the University of Nebraska at Kearney, studying finance.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Without disagreement with us, John C. Antenucci, our sole director and chief executive officer, and Frederick G. Beisser, our Senior Vice President – Finance, Secretary, Treasurer and Principal Accounting Officer, each resigned from all offices and employment by us effective at 5:30 o’clock p.m. Central Standard Time on November 9, 2009, as previously reported in a Schedule 14F-1 mailed to our stockholders on October 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANGRAPHICS, INC.

/s/ Paul A. Henley

Paul A. Henley

Chief Executive Officer

November 13, 2009